                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K/A


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                 February 23, 2000



                                 MGM GRAND, INC.
                              -----------------------
               (Exact Name of Registrant as specified in Charter)



Delaware                    0-16760         88-0215232
-----------------------   ------------    --------------
   (State or other        (Commission     (IRS Employer
   jurisdiction of        File Number)    Identification
   incorporation)                         Number)


3799 Las Vegas Boulevard South, Las Vegas, Nevada          89109
-------------------------------------------------      -------------
(Address of principal executive offices)                 (Zip Code)


                                (702) 891-3333
            ----------------------------------------------------
             (Registrant's telephone number, including area code)


    _________________________________________________________________
         (Former name or former address, if changed since last report)

Item 5.  Other Events

     On February 23, 2000, MGM Grand, Inc. delivered the letter attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (a) - (b) Not applicable.

         (c) Exhibits.

          Exhibit 99 Letter, dated February 23, 2000, from MGM Grand, Inc. to Mirage Resorts, Incorporated.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MGM GRAND, INC.



February 23, 2000                By: /s/ JAMES J. MURREN
-----------------                    -------------------------------------
    (Date)                           James J. Murren
                                     President and Chief Financial Officer
                                     and Secretary